SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 9, 1999

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

Delaware                               1-12385              74-1541566
(State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation)                    File Number)       Identification No.)


4101 Washington Avenue, Newport News, VA  23607
(Address of principal executive offices)   (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 5. Other Events

     Mr. Dana G. Mead retired from the Board of Directors of Newport News Shipbuilding Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEWPORT NEWS SHIPBUILDING INC.


Date: August 16, 1999              By: /s/ Stephen B. Clarkson
                                      --------------------------------
                                   Name:  Stephen B. Clarkson
                                   Title: Vice President, General
                                          Counsel and Secretary